UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2007
SILICON IMAGE, INC.

(Exact name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307

(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085

(Address of Principal Executive Offices)	(Zip Code)
(408) 616-4000
  (Registrant’s Telephone Number, Including Area Code)
Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
Exhibit List
EXHIBIT 99.01

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(b)
     On April 17, 2007, Rob Valiton, the Registrant’s Vice President, Worldwide Sales and a named executive officer for the fiscal year ended December 31, 2006, informed the Registrant that he would be leaving the company to pursue another business opportunity.
     On April 23, 2007, the Registrant announced the appointment of Sal Cobar as Vice President, Worldwide Sales in replacement of Mr. Valiton. A copy of the press release announcing the appointment of Mr. Cobar and the departure of Mr. Valiton is filed as Exhibit 99.01 hereto.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit
No.	Exhibit Title
99.01	Press Release dated April 23, 2007 announcing Sal Cobar’s appointment as Vice President, Worldwide Sales of the Registrant and Rob Valiton’s departure.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2007	SILICON IMAGE, INC.
	By:	/s/ Edward Lopez
Edward Lopez
Chief Legal Officer

Exhibit List

Exhibit
No.	Exhibit Title
99.01	Press Release dated April 23, 2007 announcing Sal Cobar’s appointment as Vice President, Worldwide Sales of the Registrant and Rob Valiton’s departure.